UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 20, 2004

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


      Nevada                          0-26321                   98-0204105
(State or other jurisdiction of     (Commission               (IRS Employer
    incorporation)                  File Number)             Identification No.)


   14 Inverness Drive East, Building H, Suite 236, Englewood, Colorado 80112
       (Address of principal executive offices)                     (Zip Code)



        Registrant's telephone number, including area code (303) 483-0044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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Item 2.01.  Completion of Acquisition or Disposition of Assets.

    On September 20, 2004, Gasco Energy, Inc. (the "Company") completed the second and final part of a disposition of a net profits interest of between 18.75% and 25% in a total of 8 oil and gas wells in the Company's Riverbend exploitation area in Utah. The purchasers in this transaction were Red Oak Capital Management, LLC, MBG, LLC and MBGV Partition, LLC, each of which is unrelated to the Company.

    The closing of the second portion of this transaction resulted in the sale by the Company of a net profits interest of between 18.75% and 25% in each of the following Company-operated wells: Wilkin Ridge State 12-32-10-17, Federal 44-20-9-19 and Federal 24-20-9-19. The Company received cash in amount of $1,390,960 which represented the purchase price for the second portion of the transaction less adjustments of $96,123 for net revenue minus lease operating expense for the properties from June 2004 and $49,953, representing a commission to Red Oak Capital Management, the purchasers' financial advisor, which the Company agreed to pay. The total consideration received by the Company for both portions of this transaction was cash in amount of $4,314,984, net of adjustments and commissions.

    As previously announced, the completion of the first portion of this transaction resulted in the sale by the Company of a net profits interest of between 18.75% and 25% in each of the following Company-operated wells: Gate Canyon State 31-21-11-15, Federal 11-21-9-19, Federal 11-22-9-19, Lytham
22-22-9-19 and Federal 32-31-9-19.

    We are the operator for each of the 8 wells in this transaction and maintain a working interest in these properties of between 75% and 100%. Our economic net revenue interest in these wells, which has been reduced by other net profits interests, prior to this transaction was between 36% and 49% in the properties associated with these wells prior to this transaction. As of August 31, 2004, seven of the eight wells were producing with aggregate gross and net daily production of approximately 2,800 Mcf and 1,100 Mcf, respectively.


Item 9.01. Financial Statements and Exhibits

          (a)  None.

          (b) Pro Forma Consolidated Balance Sheets and Statements of Operations for the Year Ended December 31, 2003 and for the nine months ended September 30, 2004 (to be filed on Form 8-K/A prior to December 6, 2004).


          (c)  Exhibits:

               2.1 Net Profits Purchase Agreement between Gasco Production Company, Red Oak Capital Management, LLC, MBG, LLC and MBGV Partition, LLC, dated August 6, 2004. Incorporated by reference to Exhibit 2.1 of the Company's current report on Form 8-K filed September 7, 2004.



                                       2
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               2.2  Purchase   Supplement  to  Net  Profits  Purchase  Agreement
                    between   Gasco   Production   Company,   Red  Oak   Capital
                    Management, LLC, MBG, LLC and MBGV Partition, LLC, dated August 20, 2004. Incorporated by reference to Exhibit 2.2 of the Company's current report on Form 8-K filed September 7, 2004.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GASCO ENERGY, INC.


September 23, 2004                        By: /s/ W. King Grant
                                              -------------------------
                                              W. King Grant
                                              Chief Financial Officer